                                                                     EXHIBIT 5.5

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Adam Majorkiewicz, on behalf of Hatch Limited ("Hatch"), hereby consent to the use of Hatch's name in connection with references to Hatch's involvement in the preparation of a technical report entitled "Update on Resources - Galore Creek Project, British Columbia" dated June 2004 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Adam Majorkiewicz

ADAM MAJORKIEWICZ, P. ENG.
GENERAL MANAGER

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Adam Majorkiewicz, on behalf of Hatch Limited ("Hatch"), hereby consent to the use of Hatch's name in connection with references to Hatch's involvement in the preparation of a technical report entitled "Preliminary Economic Assessment for the Galore Creek Gold-Silver-Copper Project" dated August 2004 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Adam Majorkiewicz

Adam Majorkiewicz, P. Eng.
General Manager

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Adam Majorkiewicz, on behalf of Hatch Limited ("Hatch"), hereby consent to the use of Hatch's name in connection with references to Hatch's involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Copper Canyon Property" dated February 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Adam Majorkiewicz

ADAM MAJORKIEWICZ, P. ENG.
GENERAL MANAGER

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Adam Majorkiewicz, on behalf of Hatch Limited. ("Hatch"), hereby consent to the use of Hatch's name in connection with references to Hatch's involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Galore Creek Property" dated May 18, 2005, as amended August 10, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Adam Majorkiewicz

Adam Majorkiewicz, P. Eng.
General Manager

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Adam Majorkiewicz, on behalf of Hatch Limited ("Hatch"), hereby consent to the use of Hatch's name in connection with references to Hatch's involvement in the preparation of a technical report entitled "NovaGold Resources Inc. - Updated Preliminary Economic Assessment for the Galore Creek Project" dated October 21, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

HATCH LIMITED

/s/ Adam Majorkiewicz

ADAM MAJORKIEWICZ, P. ENG.
GENERAL MANAGER